THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS
                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND


                       SUPPLEMENT DATED SEPTEMBER 2, 2003
               TO THE INSTITUTIONAL PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INSTITUTIONAL PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE INSTITUTIONAL PROSPECTUS.

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Effective September 2, 2003, Synovus Funds Investment Advisors, a separately identifiable division of Synovus Trust Company, N.A. consolidated its investment advisory functions with respect to the Large Cap Core Equity Fund, Mid Cap Value Fund, Intermediate-Term Bond Fund and Georgia Municipal Bond Fund (the "Funds") within a newly-established subsidiary of Synovus Financial Corp., called Synovus Investment Advisors, Inc. ("SIA"). SIA is registered with the Securities and Exchange Commission as an investment adviser. The same investment personnel (in addition to the two persons below) will continue to manage the Funds' investments, and there will be no change in the investment advisory services provided to the Funds, or to the investment management fees charged to the Funds.

Zachary D. Farmer is an Assistant Vice President and Portfolio Manager. Mr. Farmer co-manages the Large Cap Core Equity Fund. He earned a BS degree in finance from Auburn University in 1997. He joined the Synovus Asset Management Team in 1997.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity Fund. He earned a BS degree in finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management Team in 2000.

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The following discussion relates to the Funds' Anti-Money Laundering Program is added to the "How to Purchase Fund Shares" section of the Prospectus.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.
The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Funds shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds' management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


SNV-SU-014-0100

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                               September 3, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      Advisors' Inner Circle Fund
         File Number  33-42484

Ladies and Gentlemen:

On behalf of the Advisors' Inner Fund, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated September 2, 2003 to the Synovus Funds' Institutional prospectus dated March 1, 2003.



                                                                ----------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department